Exhibit 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange
up to $250,000,000 aggregate principal amount of
outstanding 7.5% Senior Notes due August 15, 2014
which have not been registered under the Securities Act of 1933 for

a like aggregate principal amount of
7.5% Senior Notes due August 15, 2014
which have been registered under the Securities Act of 1933

of

Century Aluminum Company

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH   , 2005 UNLESS EXTENDED (THE “EXPIRATION DATE”).

PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

The Exchange Agent (the “Exchange Agent”) for the Offer is:

WILMINGTON TRUST COMPANY

By Mail or Overnight Delivery:	By Hand Delivery:	By Registered or Certified Mail:
Wilmington Trust Company	Wilmington Trust Company	Wilmington Trust Company
1100 N. Market Street	Corporate Capital Markets	DC-1626 Processing Unit
Wilmington, DE 19890-1626	1100 North Market Street	P.O. Box 8861
Attn: Alisha Clendaniel	Wilmington, DE 19890-1626	Wilmington, DE 19899-8861
Attn: Alisha Clendaniel

By Facsimile Transmission:	For Confirmation, Call:
(302) 636-4139	(302) 636-6470

     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery unless an Agent’s Message is delivered in accordance with Instruction 1 to this Letter of Transmittal.

     For any questions regarding this Letter of Transmittal or for any additional information, you may contact the Exchange Agent by telephone at (302) 636-6470.

     The undersigned hereby acknowledges receipt of the Prospectus dated February     , 2005 (the “Prospectus”) of Century Aluminum Company, a Delaware corporation (the “Company”), and this Letter of Transmittal (the “Letter of Transmittal” or “Letter”), which together constitute the Company’s offer (the “Exchange Offer”) to exchange up to $250,000,000 aggregate principal amount of 7.5% Senior Notes due August 15, 2014 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like aggregate principal amount of outstanding 7.5% Senior Notes due August 15, 2014 (the “Outstanding Notes”), which have not been registered under the Securities Act. Capitalized terms used but not defined in this Letter of Transmittal have the meanings ascribed to them in the Prospectus.

     For each Outstanding Note accepted for exchange, the Holder of that Outstanding Note will receive an Exchange Note having a principal amount equal to that of the surrendered Outstanding Note. Outstanding Notes will be exchanged and Exchange Notes will be issued only in integral multiples of $1,000. Outstanding Notes accepted for exchange will not receive accrued interest at the time of exchange. However, each Exchange Note will bear interest from the most recent date to which interest has been paid on the Outstanding Notes, or if no interest has been paid on the Outstanding Notes, from the date on which the Outstanding Notes were originally issued under the Indenture.

     This Letter of Transmittal is to be completed by holders of outstanding Notes either if Outstanding Notes are to be forwarded with this Letter of Transmittal or if tenders of Outstanding Notes are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in “The Exchange Offer—Procedures for Tendering” section of the Prospectus. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent’s account at DTC (a “Book-Entry Confirmation”) and all other documents required by this Letter of Transmittal to the Exchange Agent on or before the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in “The Exchange Offer—Guaranteed Delivery Procedures” section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned hereby tenders the Outstanding Notes described in Box 1 below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Outstanding Notes, and the undersigned represents that it has received from each beneficial owner of the tendered Outstanding Notes (collectively, the “Beneficial Owners”) a duly completed and executed form of “Instructions to Registered Holder and/or DTC Participant from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the tendered Outstanding Notes, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title, and interest in, to, and under the Outstanding Notes.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the tendered Outstanding Notes, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the tendered Outstanding Notes to the Company or cause ownership of the tendered Outstanding Notes to be transferred to, or upon the order of, the Company, on the books of the registrar for the Outstanding Notes and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company upon receipt by the Exchange Agent, as the undersigned’s agent, of the Exchange Notes to which the undersigned is entitled upon acceptance by the Company of the tendered Outstanding Notes pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the tendered Outstanding Notes, all in accordance with the terms of the Exchange Offer.

     Unless otherwise indicated under “Special Issuance Instructions” below (Box 2), the Exchange Notes exchanged for tendered Outstanding Notes will be issued in the name(s) of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions” below (Box 3), the certificates for the Exchange Notes (and accompanying documents, as appropriate) will be sent to the undersigned at the address shown below in Box 1.

     The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption “The Exchange Offer” in the Prospectus and in the instructions to this Letter will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of tenders on the terms set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.” All authority conferred in this Letter of Transmittal or agreed to be conferred will survive the death, bankruptcy or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners under this Letter of Transmittal will be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned and such Beneficial Owner(s).

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes being tendered, and that, when the Outstanding Notes are accepted for exchange as contemplated in this Letter of Transmittal, the Company will acquire good title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements, other obligations relating to their sale or transfer and adverse claims. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Company or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

     By accepting the Exchange Offer, the undersigned hereby represents and warrants that:

     (i) the Exchange Notes being acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the undersigned or of any other person receiving Exchange Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Outstanding Notes;

     (ii) neither the undersigned nor any other person acquiring the Exchange Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Outstanding Notes, is participating in or has an intent to participate in a distribution of the Exchange Notes;

     (iii) neither the undersigned nor any other person acquiring the Exchange Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Outstanding Notes, has an arrangement or understanding with any other person to participate in a distribution of the Exchange Notes; and

     (iv) neither the undersigned nor any other person acquiring the Exchange Notes pursuant to the Exchange Offer through the undersigned, whether or not that person is the holder of Outstanding Notes, is an “affiliate,” as defined in Rule 405 under the Securities Act, of the Company.

     If the undersigned is a broker-dealer that acquired the Outstanding Notes directly from the Company in the initial offering and not as a result of market-making activities or if any of the foregoing representations and warranties are not true, then the undersigned is not eligible to participate in the Exchange Offer, cannot rely on the interpretations of the staff of the Securities and Exchange Commission in connection with the Exchange Offer and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale of the Exchange Notes.

     By tendering Outstanding Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Outstanding Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities (such a broker-dealer which is tendering Outstanding Notes is herein referred to as a “participating broker-dealer") and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such participating broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

     The Company has agreed, subject to the provisions of the Registration Rights Agreement governing the Exchange Offer, that the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Exchange Offer has been completed. In that regard, each participating broker-dealer, by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes and acknowledges and agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

     Each participating broker-dealer should check the box herein under the caption “participating broker-dealer” (Box 7) in order to receive copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Company to suspend and resume use of the Prospectus. By tendering Outstanding Notes and executing this Letter of Transmittal, each participating broker-dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its Exchange Notes. If no participating broker-dealers check such box, or if all participating broker-dealers who have checked such box subsequently notify the Company or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to update the Prospectus and will not provide any holders with any notices to suspend or resume use of the Prospectus.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE NOTES AS SET FORTH IN SUCH BOX BELOW.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED WITH THIS LETTER OF TRANSMITTAL.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE BOX 4 BELOW.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE BOX 5 BELOW.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
CAREFULLY BEFORE COMPLETING THE BOXES

BOX 1

DESCRIPTION OF OUTSTANDING NOTES TENDERED
(Attach additional signed pages, if necessary)

Name(s) and Address(es)
of Registered Holder(s),
exactly as name(s)		Certificate	Aggregate
appear(s) on Note		Number(s) of	Principal Amount	Aggregate
Certificate(s)		Old	Represented by	Principal
(Please fill in, if blank)		Notes*	Certificate(s)	Amount Tendered**

Total

	*	Need not be completed if Outstanding Notes are being tendered by book-entry transfer.

	**	The minimum permitted tender is $1,000 in principal amount of Outstanding Notes. All other tenders must be in integral multiples of $1,000 of principal amount. Unless otherwise indicated in this column, the aggregate principal amount of the Outstanding Notes represented by the certificates identified in this Box 1 or delivered to the Exchange Agent with this Letter will be deemed tendered. See Instruction 3.

BOX 2
SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4, 5 and 6)

     To be completed only if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the undersigned, or if the Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account set forth in Box 5.

Issue Exchange Note(s) and/or Outstanding Notes to:

Name(s):

(please print or type)

Address:

(include zip code)

Tax Identification or
Social Security No.:

☐ Credit unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:

(DTC Account Number)

BOX 3

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

     To be completed only if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in Box 1.

Mail Exchange Note(s) and any untendered Outstanding Notes to:

Name(s):
(please print or type)
Address:

(include zip code)
Tax Identification or
Social Security No.:

BOX 4

USE OF GUARANTEED DELIVERY
(See Instruction 1)

     To be completed only if Outstanding Notes are being tendered by means of a notice of guaranteed delivery.

Name(s) of Registered

Holder(s):	(please print or type)

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

BOX 5

USE OF BOOK-ENTRY TRANSFER
(See Instruction 1)

     To be completed only if delivery of Outstanding Notes is to be made by book-entry transfer.

Name of Tendering Institution:

Account Number:

Transaction Code Number:

BOX 6

TENDERING HOLDER SIGNATURE
(See Instructions 1 and 4)

In addition, Complete Substitute Form W-9

X	Signature Guarantee
(If Required by Instruction 4)
X
(Signature of Registered Holder(s)
or Authorized Signatory)	Authorized Signature:
X
Note: The above lines must be signed by the registered holder(s) of Outstanding Notes as their name(s) appear(s) on the Outstanding Notes or by person(s) authorized to become registered holder(s) (evidence of which authorization must be transmitted with this Letter of Transmittal). If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer, or other person acting in a fiduciary or representative capacity, that person must set forth his or her full title below. See Instruction 4.	Name: Title:	(please print or type)

Name of Firm:

(Must be an eligible Institution
as defined in Instruction 1)
Address:
Name(s):

Capacity:		(Include zip code)

Telephone Number:
Street Address:

(include zip code)	Dated:

Telephone number:

Tax Identification or
Social Security Number:

BOX 7
PARTICIPATING BROKER-DEALER

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

     1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used if (a) certificates for Outstanding Notes are to be physically delivered to the Exchange Agent herewith, (b) tenders are to be made according to the guaranteed delivery procedures or (c) tenders are to be made pursuant to the procedures for delivery by book-entry transfer, all as set forth in the Prospectus. For holders whose Outstanding Notes are being delivered by book-entry transfer, delivery of an Agent’s Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent’s Message.

     To validly tender Outstanding Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal with any required signature guarantees, together with either a properly completed and duly executed Notice of Guaranteed Delivery or certificates for the Outstanding Notes, or an Agent’s Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Outstanding Notes must comply with the guaranteed delivery procedures set forth below.

     Holders of Outstanding Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Outstanding Notes are not lost but are not immediately available, or with respect to which time will not permit all required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to those procedures, (a) tender must be made by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”) and, in each instance, that is a recognized participant in the Securities Transfer Agent Medallion Program (“STAMP”) or a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a “Medallion Signature Guarantor”), (b) the Exchange Agent must have received from the Eligible Institution, before 5:00 p.m., New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery, or overnight carrier), and (c) the certificates for all physically delivered Outstanding Notes in proper form for transfer together with a properly completed and duly executed Letter of Transmittal or Agent’s Message, as the case may be, and all other documents required by this Letter of Transmittal or the Prospectus, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer—Guaranteed Delivery Procedures.”

     The method of delivery of this Letter of Transmittal, the certificates for Outstanding Notes and other required documents is at the election and risk of the tendering holder. Except as otherwise provided in this Letter of Transmittal and in the Prospectus, delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, we recommend that the holder use properly insured, registered mail with return receipt requested, and that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

     2. Beneficial Owner Instructions to Registered Holders. Only a holder in whose name tendered Outstanding Notes are registered on the books of the registrar (or the legal representative or attorney-in-fact of that registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of tendered Outstanding Notes who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal, or an Agent’s Message by DTC, on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or DTC Participant from Beneficial Owner form accompanying this Letter of Transmittal.

     3. Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000 in principal amount. If less than the entire principal amount of Outstanding Notes held by the holder is tendered, the tendering holder should fill in the principal amount tendered in the column labeled “Aggregate Principal Amount Tendered” of Box 1 above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes held by the holder is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly following the Expiration Date.

     4. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the tendered Outstanding Notes, the signature must correspond with the name(s) as written on the face of the tendered Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

     If any of the tendered Outstanding Notes are registered in the name of two or more holders, all holders must sign this Letter of Transmittal. If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Outstanding Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.

     When this Letter of Transmittal is signed by the registered holders of the Outstanding Notes tendered hereby, no endorsements of the Outstanding Notes or separate instruments of transfer are required unless Exchange Notes, or Outstanding Notes not tendered or exchanged, are to be issued to a person other than the registered holders, in which case signatures on the Outstanding Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     If this Letter of Transmittal is signed other than by the registered holders of the Outstanding Notes tendered hereby, those Outstanding Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer of this Letter of Transmittal to consent with respect to those Outstanding Notes, on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Outstanding Notes, and signatures on those Outstanding Notes or instruments of transfer and proxy must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless (a) the Outstanding Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) that has not completed Box 2 entitled “Special Issuance Instructions” or Box 3 entitled “Special Delivery Instructions” in this Letter of Transmittal, or (b) the Outstanding Notes are tendered for the account of an Eligible Institution. If the Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, if Outstanding Notes not accepted for exchange or not tendered are to be registered in the name of or returned to a person other than the registered holder, or if Exchange Notes are to be issued to someone or delivered to someone other than the registered holder of the Outstanding Notes, then the signatures on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed by a Medallion Signature Guarantor as described above.

     The Letter of Transmittal and Outstanding Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

     5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the appropriate box (Box 2 or 3), the name and address to which the Exchange Notes and/or substitute certificates evidencing Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Holders of Outstanding Notes tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at DTC as the Holder may designate on this Letter of Transmittal. If no instructions are given, the Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of tendered Outstanding Notes pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered hereby, or if Outstanding Notes tendered hereby are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of tendered Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of those taxes or exemption from those taxes is not submitted with this Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the tendered Outstanding Notes listed in this Letter of Transmittal.

     7. Tax Identification Number. Under the federal income tax laws, payments that may be made by the Issuer on account of registered notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering holder that is a “United States person,” as defined in Section 7701(a)(30) of the Internal Revenue Code must complete and sign the Form W-9 included in this Letter of Transmittal. Completing the Substitute Form W-9 requires the tendering holder to either (a) provide the correct taxpayer identification number (“TIN”) and certify, under penalties of perjury, that (i) the TIN provided is correct, (ii) such holder is not subject to backup withholding because either such holder is exempt from backup withholding, or such holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding, and (iii) such holder is a U.S. person; or (b) if the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, indicate that such holder is awaiting a TIN by checking the box in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9, and sign the Certificate of Awaiting Taxpayer Identification Number. If the box is checked in Part I of Substitute Form W-9, the Issuer (or the Exchange Agent with respect to the registered notes or a broker or custodian) may still withhold 28% of the amount of any payments made on account of the registered notes until the holder furnishes the Issuer or the Exchange Agent with respect to the registered notes, broker or custodian with its TIN.

     In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Company are not provided with the correct TIN, the holder may be subject to a penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements.

     Failure to complete the Substitute Form W-9 will not, by itself, cause outstanding notes to be deemed invalidly tendered, but may require the Issuer or the Exchange Agent with respect to the registered notes, broker or custodian to withhold 28% of the amount of any payments made on account of the registered notes. Backup withholding is not an additional United States federal income tax. Rather, the United States federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     Holders who are not United States persons will be subject to a 30% withholding tax on payments of interest by the Issuer on account of the registered notes unless an exemption or lower rate is established, typically by delivering to the Issuer a properly completed Internal Revenue Service Form W-8BEN, Form W-8ECI or Form W-8IMY, as applicable (instead of Substitute Form W-9), executed under penalties of perjury, certifying such holders’ eligibility for such exemption or lower rate. Form W-8BEN, Form W-8ECI or Form W-8IMY can be obtained from the Exchange Agent.

     8. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion. This determination will be final and binding. The Company reserves the right to reject any and all tenders of Outstanding Notes not in proper form or the acceptance of which for exchange may, in the opinion of the Company’s counsel, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or any defect or irregularity in the tender of Outstanding Notes. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Company will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company determines. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of defects or irregularities to holders of Outstanding Notes or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until the defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived, or if Outstanding Notes are submitted in principal amount greater than the principal amount of Outstanding Notes being tendered, the unaccepted or non-exchanged Outstanding Notes or substitute Outstanding Notes evidencing the unaccepted or non-exchanged portion of the Outstanding Notes, as appropriate, will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     9. Waiver of Conditions. The Company reserves the right to waive any of the conditions of the Exchange Offer in the case of any tendered Outstanding Notes.

     10. No Conditional Tenders. No alternative, conditional, irregular, or contingent tender of Outstanding Notes or transmittal of this Letter of Transmittal will be accepted.

     11. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instructions.

     12. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number indicated in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     13. Acceptance of Tendered Outstanding Notes and Issuance of Exchange Notes; Return of Outstanding Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes promptly after the Expiration Date and will issue Exchange Notes for the Outstanding Notes promptly thereafter. For purposes of the Exchange Offer, the Company will be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given written or oral notice (immediately followed in writing) of acceptance to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, those unexchanged Outstanding Notes will be returned, without expense, to the tendering holder at the address shown in Box 1 or at a different address as may be indicated in this Letter of Transmittal under “Special Delivery Instructions” (Box 3).

     14. Withdrawal. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”